Summary Prospectus July 31, 2020

DoubleLine Low Duration

Emerging Markets Fixed Income Fund

Share Class (Ticker):

Class I (DBLLX)

Class N (DELNX)

Before you invest, you may wish to review the Fund’s Prospectus, which contains more information about the Fund and its principal risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (SAI) and the most recent reports to shareholders, online at www.doublelinefunds.com/documents. You can also get this information at no cost by calling 877-DLine11 (877-354-6311) or by sending an e-mail request to DoubleLine at fundinfo@doubleline.com.

This Summary Prospectus incorporates by reference the Fund’s Prospectus and SAI, both dated July 31, 2020, each as supplemented from time to time, and the financial statements included in the Fund’s annual report to shareholders, dated March 31, 2020.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.doublelinefunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 877-DLine11 (877-354-6311) or by sending an e-mail request to DoubleLine at fundinfo@doubleline.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 877-DLINE11 (877-354-6311) or send an email request to fundinfo@doubleline.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

DoubleLine Funds || 333 S. Grand Ave., Suite 1800 || Los Angeles, CA 90071 || (877) DLINE11 or (877) 354-6311

fundinfo@doubleline.com || www.doublelinefunds.com

Investment Objective

The Fund’s investment objective is to seek long term total return.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, including when purchasing Class I shares through a broker or other financial intermediary acting as an agent on your behalf. Such commissions and other fees, if any, are not charged by the Fund and are not reflected in the fee table or expense example below.

Shareholder Fees (fees paid directly from your investment)

Share Class	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (as a percentage of shares redeemed within 90 days of purchase)	None	None
Fee for Redemption by Wire	$15	$15
Exchange Fee	None	None
Account Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Class I		Class N
Management Fees	0.50%		0.50%
Distribution and/or Service (12b-1) Fees	None		0.25%
Other Expenses (includes sub-transfer agent accounting or administrative services expenses)	0.13%		0.13%
Total Annual Fund Operating Expenses	0.63%		0.88%
Fee Waiver and/or Expense Reimbursement[1]	(0.04%	)	(0.04%	)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.59%		0.84%

[1]

DoubleLine Capital LP (an “Adviser” or “DoubleLine Capital”) has contractually agreed to waive its investment advisory fee and to reimburse the Fund for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed 0.59% for Class I shares and 0.84% for Class N shares. Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. These expense limitations will apply until at least July 31, 2021, except that they may be terminated by the Board of Trustees at any time. To the extent that the Adviser waives its investment advisory fee and/or reimburses the Fund for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed. Any such recoupment may not cause the Fund’s ordinary operating expenses to exceed the expense limitation that was in place when the fees were waived or expenses reimbursed. Additionally, the Adviser would generally seek recoupment only in accordance with the terms of any expense limitation that is in place at the time of recoupment.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Fund’s expense limitation for the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class I	Class N
1 Year	$60	$86
3 Years	$198	$277
5 Years	$347	$484
10 Years	$783	$1,081

Portfolio Turnover

The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 65% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests primarily in debt obligations issued by sovereign, quasi-sovereign and private (non-government) emerging market issuers. Sovereign and quasi-sovereign emerging market issuers include governments of emerging market countries, and governmental entities or agencies, and issuers that are owned, in whole or in part, or whose obligations are guaranteed, in whole or in part, by a government or governmental entity or agency of an emerging market country. Private emerging market issuers include private (non-governmental) issuers domiciled or located in emerging market countries, issuers with their principal place of business or corporate headquarters located in an emerging market country, or issuers the Adviser has determined are emerging market issuers based on a consideration of a number of qualitative factors, including the relative importance of emerging markets to the issuer’s business, including the issuer’s profits, revenues, assets and/or future potential growth.

Although the Fund may invest in individual securities of any maturity or duration, the Adviser will normally seek to construct an investment portfolio for the Fund with a dollar-weighted average effective duration of three years or less. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on prepayment rates as determined by the Adviser. The effective duration of the Fund’s investment portfolio may vary significantly from time to time, and there is no assurance that the effective duration of the Fund’s investment portfolio will not exceed three years at any time.

An “emerging market country” is a country that, at the time the Fund invests in the related fixed income obligations, is classified as an emerging or developing economy by any supranational organization such as an institution in the International Bank of Reconstruction and Development or any affiliate thereof (the “World Bank Group”) or the United Nations, or an agency thereof, or is considered an emerging market country for purposes of constructing a major emerging market securities index.

The Fund may invest without limit in investments denominated in any currency, but currently expects to invest a substantial amount of its assets in investments denominated in the U.S. dollar.

The Fund generally will invest in at least three emerging market countries. In allocating investments among various emerging market countries, the portfolio managers attempt to analyze internal political, market and economic factors. These factors may include:

•	public finances;

•	monetary policy;

•	external accounts;

•	financial markets;

•	foreign investment regulations;

•	stability of exchange rate policy; and

•	labor conditions.

The Fund may invest in obligations of any credit quality, including those that at the time of investment are rated BB+ or lower by S&P Global Ratings (“S&P”)

or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent by any other nationally recognized statistical rating organization or in unrated securities that are determined by the Adviser to be of comparable quality. Corporate bonds and certain other fixed income instruments rated below investment grade, or such instruments that are unrated and determined by the Adviser to be of comparable quality, are high yield, high risk bonds, commonly known as “junk bonds”.

The Fund may invest in fixed income and debt obligations of any kind. Fixed income obligations include bonds, debt securities and fixed income and income-producing instruments of any kind issued or guaranteed by governmental or private-sector entities and other securities or instruments bearing fixed, floating, or variable interest rates of any maturity. Most fixed income obligations consist of a security or instrument having one or more of the following characteristics: an income-producing obligation, an obligation issued at a discount to its face value, an obligation that pays interest, whether fixed, floating or variable, or an obligation with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the obligation. The Adviser interprets the term fixed income obligation broadly as an instrument or security evidencing what is commonly referred to as an IOU rather than evidencing the ownership of corporate equity unless that equity represents an indirect or derivative interest in one or more debt securities. The Fund’s fixed-income investments may include, by way of example, corporate debt obligations; mortgage- and asset-backed securities; inflation-indexed bonds; fixed and floating rate loans of any kind (including, among others, bank loans, and assignments, participations, subordinated loans, debtor-in-possession loans, exit facilities, delayed funding loans and revolving credit facilities); income-producing securitized products; and preferred securities.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in fixed income instruments. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The Fund may invest in hybrid securities relating to emerging market countries.

The Fund may invest up to 20% of its net assets in defaulted corporate securities. The Fund might do so, for example, where the portfolio managers believe the restructured enterprise valuations or liquidation valuations may exceed current market values. In addition, the Fund may invest in defaulted sovereign investments, including, for example, where the portfolio managers believe the expected debt sustainability of the country is not reflected in current market valuations.

The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described above by investing in other investment companies, including, for example, other open-end or closed-end investment companies and exchange-traded funds (“ETFs”), including investment companies sponsored or managed by the Adviser or its related parties. The amount of the Fund’s investment in certain investment companies may be limited by law or by tax considerations.

The Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk. The Adviser may seek to manage the dollar-weighted average effective duration of the Fund’s portfolio through the use of derivatives and other instruments (including, among others, inverse floaters, futures contracts, U.S. Treasury swaps, interest rate swaps, total return swaps and options, including options on swap agreements (“swaptions”)). The Fund may incur costs in implementing duration management strategies, and there can be no assurance that the Fund will engage in duration management strategies or that any duration management strategy employed by the Fund will be successful.

The Fund may enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund also may use derivatives transactions with the purpose or effect of creating investment leverage. The Fund may enter into currency-related transactions, including spot transactions, forward exchange contracts and futures contracts. The Fund may, but will not necessarily, enter into foreign currency exchange transactions to take a “long” or “short” position in a currency or to hedge against currency exposure in its portfolio. The results of such transactions also may represent, from time to time, a significant component of the Fund’s investment returns. The Adviser considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.

There is no limit on the amount of the Fund’s assets that may be allocated to one or more specific asset classes or market sectors.

Portfolio securities may be sold at any time. By way of example, sales may occur when the Fund’s portfolio managers determine to take advantage of what the portfolio managers consider to be a better investment opportunity, when the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities, when the portfolio managers perceive deterioration in the credit fundamentals of the issuer, or when the individual security has reached the portfolio managers’ sell target.

Principal Risks

The value of the Fund’s shares will vary as its portfolio investments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

affiliated fund risk: the risk that, due to its own financial interest or other business considerations, the Adviser will have an incentive to invest the Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, the Adviser will have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser or its related parties.

•	cash position risk: to the extent that the Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

•

counterparty risk: the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into by the Fund; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty becomes bankrupt, the Fund may experience significant delays in obtaining any recovery under the derivative contract or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number or the value of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

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credit risk: the risk that an issuer, counterparty or other obligor to the Fund will fail to pay its obligations to the Fund when they are due, which may reduce the Fund’s income and/or reduce, in whole or in part, the value of the Fund’s investment. Actual or perceived changes in the financial condition of an obligor, changes in economic, social or political conditions that affect a particular type of security, instrument, or obligor, and changes in economic, social or political conditions generally can increase the risk of default by an obligor, which can affect a security’s or other instrument’s credit quality or value and an obligor’s ability to honor its obligations when due. The values of lower-quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities or instruments also may decline for a number of other reasons that relate directly to the obligor, such as management performance, financial leverage, reduced demand for the obligor’s goods and services, as well as the historical and prospective earnings of the obligor and the value of its assets.

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extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

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interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase. Certain other investments, such as inverse floaters and certain derivative instruments, may have a negative duration. The value of instruments with a negative duration will generally decline if interest rates decrease. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of bond investors to the risks associated with rising interest rates.

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prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.

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LIBOR risk: the London Interbank Offered Rate (“LIBOR”) is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in determining payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. Plans are underway to phase out the use of LIBOR by the end of 2021. The transition from LIBOR and the terms of any replacement rate(s) may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. As such, the transition away from LIBOR may adversely affect the Fund’s performance.

•

defaulted securities risk: the significant risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or similar proceedings). Such investments entail high risk and have speculative characteristics.

•

derivatives risk: the risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. Please see “Debt Securities Risks — LIBOR Risk” above for more information.

•

emerging market country risk: the risk that investing in emerging markets, as compared to foreign developed markets, increases the likelihood that the Fund will lose money, due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

•

financial services risk: the risk that an investment in issuers in the financial services sector or transactions with one or more counterparties in the financial services sector may be adversely affected by, among other things: (i) changes in governmental regulation, which may limit both the amounts and the types of loans and other financial commitments financial services companies can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain; (ii) fluctuations, including as a result of interest rate changes or increased competition, in the availability and cost of capital funds on which the profitability of financial services companies is largely dependent; (iii) deterioration of the credit markets; (iv) credit losses resulting from financial difficulties of borrowers, especially when financial services companies are exposed to non-diversified or concentrated loan portfolios; (v) financial losses associated with investment activities, especially when financial services companies are exposed to financial leverage; (vi) the risk that any financial services company experiences substantial declines in the valuations of its assets, takes action to raise capital, or ceases operations; (vii) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector; and (viii) the interconnectedness or interdependence among financial services companies, including the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.

•

foreign investing risk: the risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations. In addition, foreign securities may be subject to currency exchange rates or regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement.

•

high yield risk: the risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•

inflation-indexed bond risk: the risk that such bonds will change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.

•

investment company and exchange-traded fund risk: the risk that an investment company or other pooled investment vehicle, including any ETFs or money market funds, in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must pay its pro rata portion of an investment company’s fees and expenses.

•

large shareholder risk: the risk that certain account holders, including the Adviser or funds or accounts over which the Adviser (or related parties of the Adviser) has investment discretion, may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by the Adviser (or related parties of the Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•

liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment. Illiquidity may be the result of, for example, low trading volume, lack of a market maker, or contractual or legal restrictions that limit or prevent the Fund from selling securities or closing derivative positions. During periods of substantial market disruption, a large portion of the Fund’s assets could potentially experience significant levels of illiquidity. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

•

market risk: the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

•

portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•

portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•

restricted securities risk: the risk that the Fund may be prevented or limited by law or the terms of an agreement from selling a security (a “restricted security”). To the extent that the Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time, and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

•

securities or sector selection risk: the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors. For example, the values of securities of companies in the same or related sectors may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market, political or other developments specific to that sector or related sectors.

•

sovereign debt obligations risk: the risk that investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner. Sovereign governments may default on their debt obligations for a number of reasons, including social, political, economic and diplomatic changes in countries issuing sovereign debt. The Fund may have limited (or no) recourse in the event of a default because bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to private issuers, and any recourse may be subject to the political climate in the relevant country. In addition, foreign governmental entities may enjoy various levels of sovereign immunity, and it may be difficult or impossible to bring a legal action against a foreign governmental entity or to enforce a judgment against such an entity. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund’s holdings.

•

structured products and structured notes risk: the risk that an investment in a structured product, which includes, among other things, collateralized debt obligations (“CDOs”), mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Holders of structured products indirectly bear risks associated with the reference measure, are subject to counterparty risk and typically do not have direct rights against the reference measure. Structured products are generally privately offered and sold, and thus, are not registered under the securities laws and may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity, reducing the Fund’s income and the value of the investment. At a particular point in time, the Fund may be unable to find qualified buyers for these securities. Investments in structured notes involve risks including interest rate risk, credit risk and market risk.

•

valuation risk: the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s net asset value (“NAV”). The valuation of the Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

Please see “Additional Information About Principal Investment Strategies and Principal Risks — Principal Risks” in the Fund’s Prospectus for a more detailed description of the principal risks of investing in the Fund.

Performance

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. The table below shows how the average annual total returns of the Fund’s shares for the 1-year, 5-year, and since inception periods compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Absent any applicable fee waivers and/or expense limitations (which have applied to the Fund since inception), performance would have been lower. Updated information on the Fund’s investment results can be obtained at no charge by calling 877-DLine11 (877-354-6311) or by visiting the Fund’s website at www.doublelinefunds.com.

Class I Shares

During the period shown above, the highest and lowest quarterly returns earned by the Fund’s Class I shares were:

Highest:	3.29%	Quarter ended 3/31/2019
Lowest:	(3.39%)	Quarter ended 9/30/2015

The year-to-date total return for the Fund’s Class I shares as of June 30, 2020 was 0.17%.

Average Annual Total Returns (for the periods ended December 31, 2019)

Low Duration Emerging Markets Fixed Income Fund	One Year	Five Years	Since Inception (April 7, 2014)
Class I
Return Before Taxes	7.73%	3.41%	3.27%
Return After Taxes on Distributions	5.92%	1.95%	1.79%
Return After Taxes on Distributions and Sale of Fund Shares	4.55%	1.95%	1.83%
Class N
Return Before Taxes	7.45%	3.16%	3.02%
J.P. Morgan CEMBI Broad Diversified 1-3 Year Index (reflects no deduction for fees, expenses or taxes)	7.23%	4.41%	3.80%

The Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Fund in a tax-advantaged account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of shares of the Fund, a tax deduction is provided that may benefit the investor. After-tax returns are for Class I shares only. After-tax returns for other classes may vary. The J.P. Morgan CEMBI Broad Diversified 1-3 Year Index is a market capitalization weighted index consisting of US denominated emerging market corporate bonds with 1-3 year maturity. It is a liquid global corporate benchmark representing Asia, Latin America, Europe, and the Middle East/Africa. It is not possible to invest directly in an index.

Investment Adviser

DoubleLine Capital is the investment adviser to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with the Investment Adviser
Mark W. Christensen	Since the Fund’s inception in April 2014	Portfolio Manager
Su Fei Koo	Since the Fund’s inception in April 2014	Portfolio Manager
Luz M. Padilla	Since the Fund’s inception in April 2014	Portfolio Manager

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please see “Summary of Other Important Information Regarding Fund Shares.”

Purchase and Sale of Fund Shares

You may purchase or redeem Class I and Class N shares on any business day when the New York Stock Exchange opens for regular trading. You may purchase or redeem shares by written request via mail (DoubleLine Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 877-DLine11 (877-354-6311), or through authorized dealers, brokers, or other service providers (“financial intermediaries”). Telephone transactions will be permitted unless you decline this privilege on your initial purchase application. The minimum initial and subsequent investment amounts for different types of accounts are shown below, although we may reduce or waive the minimums in some cases.

	Minimum Initial Investment:		Subsequent Investment:
	Regular Accounts	IRAs/HSAs	All Accounts and Automatic Investment Plans
Class I Shares	$100,000	$5,000	$100
Class N Shares	$2,000	$500	$100

The minimum investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. Certain financial intermediaries also may have their own investment minimums, which may differ from the Fund’s minimums, and may be waived at the intermediaries’ discretion. The Fund reserves the right to change or waive the minimum initial and subsequent investment amounts without prior notice or to waive the minimum investment amounts for certain intermediaries or individual investors in its discretion.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. If you invest through such tax-advantaged arrangements, you may be taxed later upon withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Fund’s Adviser, and the Fund’s distributor or any of their affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your individual salesperson or visit your financial intermediary’s website for more information.

DoubleLine Funds || 333 S. Grand Ave., Suite 1800 || Los Angeles, CA 90071 || (877) DLINE11 or (877) 354-6311

fundinfo@doubleline.com || www.doublelinefunds.com

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